Exhibit 10.1

4845-4739-1671.2

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AGREEMENT TO AMEND CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

This Agreement to Amend Confidential Separation Agreement and General Release (“Agreement”) is entered into by and between Touraj Jason Vedadi (“Vedadi”) and Randy Taylor Consulting, LLC, an indirect subsidiary of Harvest Health & Recreation, Inc., a British Columbia corporation, and its parent, affiliated and subsidiary entities (collectively, “Company”) and is effective the 5th day of February, 2021.

RECITALS

A.
Vedadi and the Company entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”) effective March 10, 2020 in connection with Vedadi’s resignation from the Company.

B.
Paragraphs 2(C)(i) and 2(C)(ii) of the Separation Agreement require Vedadi to present certain business opportunities in the cannabis industry to the Company for consent to pursue involvement in and, as applicable, give the Company a 90-day right of first refusal on such opportunities (collectively “ROFR”), as more fully described therein

C.
In consideration of Vedadi transferring $1,000,185 in Harvest stock to the Company, the Company has agreed, effective immediately, to delete paragraphs 2(C)(i) and 2(C)(ii) from the Agreement. The parties further agree that, except and unless provided for herein, any opportunity previously presented to the Company by Vedadi is no longer subject to the ROFR.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions described below, and intending to be legally bound thereby, the parties covenant and agree as follows:

1.
Transfer of Harvest Stock. Vedadi will transfer 2,544.53 Multiple Voting Shares of the Company(which equals a market valuation of $1,000,185 based on the closing share price of the Company’s Subordinate Voting Shares of $3.93 on February 5, 2021), to the Company within two (2) business days of the Effective Date if this Agreement. Upon instruction to the Company’s tranfer agent, such Multiple Voting Shares shall be cancelled and retired on the Company’s books and records. Vedadi may transfer any Multiple Voting Shares that he owns, whether held directly or indirectly, as long as the value of such stock equals $1,000,185.

2.
Amendment to Separation Agreement/No Further ROFR Obligation. Effective immediately, Paragraphs 2(C)(i) and 2(C)(ii) of the Separation Agreement are deleted. In

4845-4739-1671.2

connection with such deletion, the parties agree that 1) any existing ROFR opportunities which have been presented to the Company but not accepted by the Company as of 5:00 p.m. on February 4, 2021 are no longer subject to Paragraphs 2(C)(i) and 2(C)(ii) and the Company no longer has the right to exercise such ROFR and 2) Vedadi has no further obligation to present any opportunities to the Company or to offer the Company a ROFR on such opportunities.

3.
[***] Opportunity. Notwithstanding the foregoing, the parties agree that the [***] opportunity in [***] in which the Company has reached an [***] to move forward with the acquisition of [***] license while [***] moves forward with the acquisition of [***] licenses remains binding on the parties.

4.
Disclosure. Notwithstanding any confidentiality obligation in the Separation Agreement to the contrary, Vedadi is permitted to disclose to third parties that he no longer has, or does not otherwise have, ROFR obligations to the Company, to the extent that such a disclosure is necessary in connection with a potential opportunity. This specifically includes, but is not limited to, [***] in connection with its purchase of the assets of [***].

5.
Separation Agreement Remains Binding. Unless otherwise provided herein, all other terms, conditions and obligations of the Separation Agreement survive and otherwise remain binding on the parties.

/s/Touraj Jason Vedadi

Date: February 9, 2021 _________________________

Company

Date: February 9, 2021 By: /s/ Mark Barnard

Mark Barnard

Board Chair

4845-4739-1671.2